Exhibit 10.1

FINRA
Financial Industry Regulatory Authority

Print Form

OTC Equity Symbol Request Form

Firm Information

FIRM NAME: ______________________ MPID: __________

CONTACT NAME: ______________________

TELEPHONE: __________ EMAIL: __________

Issue Information

1. ISSUE NAME: ______________________ CUSIP/CINS NUMBER: __________

2. SECURITY DESCRIPTION:

☐ American Depository Receipt/Shares ☐ Sponsored ☐ Unsponsored ADR Ratio: __________

ISIN for underlying Shares: __________ Depository Bank: __________

F-6 filed with SEC? ☐ Yes, effective date: __________ ☐ No

☐ Global Depository Receipt/Shares* ☐ Sponsored ☐ Unsponsored GDR Ratio: __________

ISIN for underlying Shares: __________ Depository Bank: __________

☐ Common Stock	☐ Common Shares	☐ Foreign Ordinary Shares	☐ Limited Partnership Interests
☐ Preferred Stock	☐ REIT	☐ Rights	☐ Seasoned Reg S Shares*
☐ Seasoned Restricted Shares*	☐ Shares of Beneficial Interest	☐ Units	☐ Units of Beneficial Interest
☐ Warrants	☐ Other, please describe: __________		

**Note: To the extent that this security has not been registered under the Securities Act of 1933, but is nonetheless publicly tradeable in the U.S. (due to its being traded as part of an exempt transaction or otherwise), a letter of tradeability must be submitted with this OTC Equity Symbol Request form explaining in detail the grounds for its public tradeability.*

3. SECURITY CLASS (if applicable): __________

4. EXPIRATION DATE (if applicable): __________

5. IS ISSUER AN SEC REPORTING COMPANY? ☐ Yes, SEC CIK #:: __________ ☐ No

6. COUNTRY OF INCORPORATION: __________ IF US, STATE OF INCORPORATION: __________

7. DOES THE ISSUE TRADE ON A FOREIGN EXCHANGE? ☐ Yes, please provide information below ☐ No

Name of Foreign Exchange: __________ Foreign Issue Symbol: __________

8. DOES THE ISSUER HAVE ANOTHER CLASS OF SECURITY LISTED ON A US EXCHANGE? ☐ Yes, please provide information below ☐ No

Name of US Exchange: __________ Issue Symbol: __________

Investor protection. Market integrity.

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Rockville, MD
20850-3329

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www.finra.org

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OTC EQUITY SYMBOL FORM 03/10

Issue Exchange Symbol: Is the issue expected to trade on an Exchange? Name of Exchange: Yes, please provide information below No NEW ISSUE EXECUTED TRADE AND THERE IS NO OTC EQUITY SYMBOL Trade Date: Price: # of Shares: Reason for Request FINRA Operations, 5th Floor 9509 Key West Avenue Rockville, MD 20850 Telephone: 1.866.776.0800 Fax: 202.303.3227 E - mail: OTCsymbols@finra.org Submission of Notification and Supporting Documentation Print Form Page 2 of 2 OTC EQUITY SYMBOL FORM 03/10